Exhibit 10.2

FOURTH AMENDMENT TO
COMMON SECURITY AND ACCOUNT AGREEMENT

This Fourth Amendment, dated as of April 1, 2021 (the “Fourth Amendment”), amends the Amended and Restated Common Security and Account Agreement, dated as of May 22, 2018 (as amended by the First Amendment, dated as of November 28, 2018, the Second Amendment, dated as of August 30, 2019, the Third Amendment, dated as of November 16, 2020, and as further amended, amended and restated, modified or supplemented from time to time, the “Common Security and Account Agreement”), by and among Cheniere Corpus Christi Holdings, LLC (the “Company”), Corpus Christi Liquefaction, LLC, Cheniere Corpus Christi Pipeline, L.P. and Corpus Christi Pipeline GP, LLC (the “Guarantors” and, together with the Company, the “Securing Parties”), the Senior Creditor Group Representatives party thereto and that accede thereto from time to time, for the benefit of all Senior Creditors, Société Générale as Intercreditor Agent for the Facility Lenders and any Hedging Banks, Société Générale as Security Trustee, and Mizuho Bank, Ltd. as Account Bank. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Security and Account Agreement.

WHEREAS, pursuant to Schedule A (Common Definitions and Rules of Interpretation – Interpretation), any Gas Hedging Instrument entered into by a Loan Party must meet certain criteria to be permitted under the Finance Documents and, to reflect the needs of the Project, the Loan Parties wish to enter into this Fourth Amendment in order to increase the maximum term for Index Swaps for permitted Gas Hedging Instruments;

WHEREAS, pursuant to Section 12.14(a) (Amendments) of the Common Security and Account Agreement, the Security Trustee may execute this amendment with the consent of the Intercreditor Agent pursuant to Section 7.2(a)(i) (Modification Approval Levels – Modifications to this Agreement) thereof; and

WHEREAS, pursuant to the Intercreditor Agreement, the Requisite Intercreditor Parties have authorized the Intercreditor Agent to instruct the Security Trustee to amend the Common Security and Account Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and subject to the terms and conditions herein set forth, the parties hereto agree as follows:

Section 1. Amendment to Common Security and Account Agreement. The Company, the Guarantors and the Security Trustee each agree that the Common Security and Account Agreement is hereby amended by amending the following definition in Schedule A (Common Definitions and Rules of Interpretation – Interpretation) by inserting the double-underlined text (example: double-underlined text) and deleting the stricken text (example: ~~stricken text~~) as set forth below:

“Permitted Hedging Instrument” means a Hedging Instrument entered into by a Loan Party in the ordinary course of business and that (i) is with a Hedging Bank, a Gas Hedge Provider, a Power Hedge Provider or any other party that is a counterparty to a

Hedging Instrument, (ii) if secured, is of the type referred to in clause (a) or (b) of the definition of Hedging Instrument and (iii) is entered for non-speculative purposes and is on arm’s-length terms; provided that (a) if such Hedging Instrument is a Gas Hedging Instrument, Permitted Hedging Instruments are limited to the following: (1) Futures Contracts, Fixed-Floating Futures Swaps, NYMEX Natural Gas Futures Contracts and Swing Swaps for gas hedging purposes for up to a maximum of 72.5 TBtu of gas utilizing intra-month and up to three prompt month contracts, (2) Index Swaps for gas hedging purposes for up to a maximum of 34.9 TBtu per month of gas utilizing up to ~~three~~ twenty four prompt month contracts, and (3) Basis Swaps for gas hedging purposes for up to a maximum of 34.9 TBtu per month with a tenor up to 36 months, where the limitations in each of the categories described in sub-clauses (1), (2) and (3) are not aggregated, and (b) if such Hedging Instrument is a Power Hedging Instrument, the aggregate quantum under such Hedging Instrument does not exceed 3,650,000 megawatt hours and each such Hedging Instrument is for a period not to exceed sixty months where the first month is the month in which the power hedging contract is executed. “Permitted Hedging Instrument” includes any “Permitted Senior Debt Hedging Instrument.”

Section 2. Effectiveness. This Fourth Amendment shall be effective upon (x) the receipt by the Intercreditor Agent of executed counterparts of this Fourth Amendment by the Company and each Guarantor and (y) the execution of this Fourth Amendment by the Intercreditor Agent.

Section 3. Finance Document. This Fourth Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Amended and Restated Common Terms Agreement, dated as of May 22, 2018, as amended by the First Amendment, dated as of November 28, 2018, the Second Amendment, dated as of August 30, 2019, the Third Amendment, dated as of November 8, 2019, the Fourth Amendment, dated as of November 26, 2019, the Fifth Amendment, dated as of November 30, 2020, and as further amended, amended and restated, modified or supplemented from time to time, by and among the Securing Parties, Société Générale as the Term Loan Facility Agent, The Bank of Nova Scotia as the Working Capital Facility Agent, each other Facility Agent on behalf of its respective Facility Lenders and Société Générale as the Intercreditor Agent.

Section 4. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Section 5. Headings. All headings in this Fourth Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 6. Binding Nature and Benefit. This Fourth Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted transfers and assigns.

Section 7. Counterparts. This Fourth Amendment may be executed, manually or electronically, in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Fourth Amendment by facsimile or in electronic document format (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.

Section 8. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Security and Account Agreement shall continue unchanged and shall remain in full force and effect. Each amendment granted herein shall apply solely to the matters set forth herein and such amendment shall not be deemed or construed as an amendment of any other matters, nor shall such amendment apply to any other matters.

Section 9. Electronic Execution of Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Fourth Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to the Common Security and Account Agreement to be duly executed and delivered as of the day and year first above written.

CHENIERE CORPUS CHRISTI HOLDINGS, LLC, as the Company

By:	/s/ Lisa C. Cohen
	Name:	Lisa C. Cohen
	Title:	Treasurer

CORPUS CHRISTI LIQUEFACTION, LLC, as Guarantor

By:	/s/ Lisa C. Cohen
	Name:	Lisa C. Cohen
	Title:	Treasurer

CHENIERE CORPUS CHRISTI PIPELINE, L.P., as Guarantor

By:	/s/ Lisa C. Cohen
	Name:	Lisa C. Cohen
	Title:	Treasurer

CORPUS CHRISTI PIPELINE GP, LLC, as Guarantor

By:	/s/ Lisa C. Cohen
	Name:	Lisa C. Cohen
	Title:	Treasurer

SIGNATURE PAGE TO FOURTH AMENDMENT TO
CCH A&R COMMON SECURITY AND ACCOUNT AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to the Common Security and Account Agreement to be duly executed and delivered as of the day and year first above written.

SOCIÉTÉ GÉNÉRALE, as Security Trustee

By:	/s/ Karla Navas
Name:	Karla Navas
Title:	Vice President
SIGNATURE PAGE TO FOURTH AMENDMENT TO
CCH A&R COMMON SECURITY AND ACCOUNT AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to the Common Security and Account Agreement to be duly executed and delivered as of the day and year first above written.

SOCIÉTÉ GÉNÉRALE,
as Intercreditor Agent, on its own behalf and on behalf of the Intercreditor Parties, solely for purposes of consenting to the Security Trustee’s execution of the amendment pursuant to Section 7.2(a)(i) of the Common Security and Account Agreement

By:	/s/ Karla Navas
Name:	Karla Navas
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO
CCH A&R COMMON SECURITY AND ACCOUNT AGREEMENT